EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints CRAIG L. SLUTZKIN as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.

By: /s/ Philippe O. Chambon
    -------------------------------------------------
      Philippe O. Chambon

Dated: September 29, 2006

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints CRAIG L. SLUTZKIN as her true and lawful attorney-in-fact and agent for him and in her name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.

By: /s/ Jeani Delagardelle
    -------------------------------------------------
      Jeani Delagardelle

Dated: September 29, 2006

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints CRAIG L. SLUTZKIN as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.

By: /s/ Ronald Hunt
    -------------------------------------------------
      Ronald Hunt

Dated: September 29, 2006

                                POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints CRAIG L. SLUTZKIN as his true and lawful attorney-in-fact and agent for him and in his name, place and stead, in any and all capacities, to sign any and all documents relating to any and all Securities and Exchange Commission filings which may be required, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

This power shall continue in effect until terminated in writing.

By: /s/ Liam Ratcliffe
    -------------------------------------------------
      Liam Ratcliffe

Dated: 4/9/12
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                      NEW LEAF VENTURE MANAGEMENT I, L.L.C.

        I, Ronald M. Hunt, being the duly elected and acting ,Managing Director and Member of New Leaf Venture Management I, L.L.C., a Delaware limited liability corporation (the "Corporation"), which is the General Partner of New
Leaf Venture Management I, L.P., a Delaware limited partnership, which in turn is the General Partner of New Leaf Ventures I, L.P., a Delaware limited partnership, do hereby certify that Craig L. Slutzkin is the duly elected and acting Chief Financial Officer of the Corporation as of the date hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand as of this 11th day of
February, 2009.

                                        /s/ Ronald M. Hunt
                                        ----------------------------------------
                                        Ronald M. Hunt
                                        Managing Director

                     NEW LEAF VENTURE MANAGEMENT II, L.L.C.

        I, Ronald M. Hunt, being the duly elected and acting Managing Director and Member of New Leaf Venture Management II, L.L.C., a Delaware limited liability corporation (the "Corporation"), which is the General Partner of New
Leaf Venture Associates II, L.P., a Delaware limited partnership, which in turn is the General Partner of New Leaf Ventures II, L.P., a Delaware limited partnership, do hereby certify that Craig L. Slutzkin is the duly elected and acting Chief Financial Officer of the Corporation as of the date hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand as of this 11th day of
February, 2009.

                                        /s/ Ronald M. Hunt
                                        ----------------------------------------
                                        Ronald M. Hunt
                                        Managing Director